UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 15, 2015, BlackRock, Inc. (the “Company”) reported results of operations for the three and six months ended June 30, 2015. A copy of the earnings release issued by the Company is attached as Exhibit 99.1. In addition, a copy of the Company’s Earnings Release Supplement for the quarter ended June 30, 2015 is being furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Earnings release dated July 15, 2015 issued by the Company

99.2	Second Quarter 2015 Earnings – Earnings Release Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: July 15, 2015	By:	/s/ Gary Shedlin
Gary S. Shedlin
Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

99.1	Earnings release dated July 15, 2015 issued by the Company

99.2	Second Quarter 2015 Earnings – Earnings Release Supplement